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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 16, 2002
                                                          -------------



                          Artesyn Technologies, Inc.
            (Exact name of registrant as specified in its charter)



           Florida                                    0-4466                              59-1205269
(State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification
        incorporation)                                                                     Number)



         7900 Glades Rd., Suite 500, Boca Raton, Florida                              33434-4105
            (Address of principal executive offices)                                  (Zip Code)



       Registrant's telephone number, including area code (561) 451-1000
                                                          --------------


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Item 5.      Other Events.
--------------------------

Artesyn Technologies, Inc. today announced further cost reduction initiatives, including closing their Kindberg, Austria manufacturing facility and headcount reductions in other locations. Related to these initiatives, Artesyn will record additional restructuring charges of approximately $9.0 million, $7.5 million of which will be recognized in the second quarter of 2002.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits
----------------------------------------------

(a)  Financial statements of business acquired.

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)   Exhibits.



Exhibit No.     Description
-----------     -----------

99              Press release issued by Artesyn Technologies, Inc. dated May
                16, 2002

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                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Artesyn Technologies, Inc.
                                          -----------------------------
                                               (Registrant)


Dated: May 16, 2002


                                    By:   /s/ Richard J. Thompson
                                          --------------------------------------
                                          Richard J. Thompson
                                          Vice President-Finance and
                                          Chief Financial Officer
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                                 EXHIBIT INDEX


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Exhibit No.    Description
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99             Press release issued by Artesyn Technologies on May 16, 2002
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